UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  08/25/2005

Magellan Midstream Partners, L.P.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-16335

DE	73-1599053
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

One Williams Center, Tulsa, OK 74172
(Address of Principal Executive Offices, Including Zip Code)

(918) 574-7000
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

Magellan Midstream Partners, L.P. (the "Partnership") wishes to disclose its Fifth Amended and Restated Magellan Midstream Partners Long-Term Incentive Plan, which was adopted and approved on August 25, 2005. The Partnership also wishes to disclose the revised Severance Pay Plan of Magellan Midstream Holdings, L.P., which applies to all employees providing services to the Partnership and is effective September 1, 2005.

Item 9.01.    Financial Statements and Exhibits

Exhibit 10.1 - Fifth Amended and Restated Magellan Midstream Partners Long-Term Incentive Plan dated as of August 25, 2005.

Exhibit 10.2 - Severance Pay Plan effective as of September 1, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Magellan Midstream Partners, L.P.

Date: August 29, 2005.	By:	/s/ Suzanne H. Costin
Suzanne H. Costin
Corporate Secretary of Magellan GP, LLC, the General Partner

Exhibit Index

Exhibit No.	Description
EX-10.1	Fifth Amended and Restated Magellan Midstream Partners Long-Term Incentive Plan
EX-10.2	Severance Pay Plan